EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Remington Oil and Gas Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Burke Asher, Vice President/Finance (Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.

/s/ J. Burke Asher
J. Burke Asher
Vice President/Finance (Principal Financial Officer) April 27, 2004

     A signed original of this written statement required by Section 906 has been provided to Remington Oil and Gas Corporation and will be retained by Remington Oil and Gas Corporation and furnished to the Securities and Exchange Commission or its staff upon request.